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Eastern Insurance Holdings, Inc. Acquisition of Employers Security Holding Company and Subsidiaries Analyst and Investor Conference Call August 8, 2008 Exhibit 99.2

August 8, 2008 1 Eastern Insurance Holdings, Inc. Agenda Strategic Rationale Review of Employers Security Insurance Company Review of Proposed Transaction Structure Transaction Benefits

August 8, 2008

Forward-Looking Statements
This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and business.
By their nature, however, these forward-looking statements involve numerous assumptions, risks, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. Investors should not place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.
Potential risks and uncertainties include fluctuations in interest rates and stock indices; cyclical changes in our business; increased competition on the basis of pricing, coverage or other factors; developments in the financial or capital markets;
the loss of key personnel or the inability to recruit additional personnel; changes in the availability, cost or quality of reinsurance or failure of our reinsurers to pay claims timely; changes in our relationships with the agencies and agents that distribute our products; and a decline in our financial ratings. The foregoing list is not exhaustive.
When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events including those discussed in the “Forward-Looking Statements” and “Risk
Factors” sections of Eastern Insurance Holdings, Inc.’s  Form 10-K for the year ended
December 31, 2007, which is on file with the SEC.

August 8, 2008 3 Strategic Rationale

August 8, 2008

Strategic Rationale
Similar business philosophies and cultures
Geographic diversification
Financial benefits
Revenue enhancement opportunities
Use of “A-” rated paper
Access to EIHI’s broad product spectrum
Capital
Contiguous state expansion / leverage EIHI’s state licenses
Operational economies of scale
Integrate EIHI workers’ compensation underwriting expertise
and additional resources
Leverage EIHI claim cost containment measures and claims
handling expertise
Overlay risk management / loss prevention philosophy

August 8, 2008 5 Eastern Insurance Holdings, Inc. Review of Employers Security Insurance Company

August 8, 2008

Eastern Insurance Holdings, Inc.
Employers Security Insurance
Company Overview
Domiciled and located in Indianapolis, Indiana
Currently not rated by A.M. Best Company
Employers Security Insurance Company (“ESIC”)
is a mono-line provider of workers’ compensation
insurance (DWP in 2007 of $10.0 million) in
Indiana (99.8%) and Missouri (0.2%)
ESIC focuses on the small to medium sized risks
for guaranteed cost policies and large deductible
products for larger risks
ESIC has licenses in Indiana, Missouri and
Illinois

August 8, 2008

Pennsylvania Workers’ Compensation
Market Share (Top 20)
(dollars in thousands)
2007 Gross
Written
Premium
Five Year
Average Loss
Ratio
Three Year
Average Loss
Ratio
1. Liberty Mutual Insurance Company $   213,698 77.79% 80.66%
2. American International Group 207,354 76.26% 79.01%
3. Zurich Financial Services 160,197 78.92% 89.80%
4. PMA Capital Insurance Group 142,974 71.28% 68.00%
5. Erie Insurance Group 142,348 71.59% 60.26%
6. Hartford Insurance Group 116,156 81.22% 83.22%
7. Travelers Insurance Companies 115,543 83.83% 82.00%
8. Old Republic General Insurance 95,019 81.29% 77.55%
9. Eastern Alliance Insurance Group 87,431 50.09% 42.13%
10. Selective Insurance Group 67,747 77.78% 81.26%
11. Lackawanna Insurance Group 62,222 56.10% 51.02%
12. Penn National Insurance 57,271 60.51% 58.24%
13. Cincinnati Insurance Companies 53,825 77.81% 76.82%
14. W. R. Berkley Group 46,212 63.89% 64.33%
15. Argonaut Group 45,951 58.08% 53.27%
16. ACE INA Group 42,524 56.37% 55.95%
17. Companion Property and Casualty 42,474 52.38% 49.67%
18. Chubb Group of Insurance Companies 41,638 52.40% 47.67%
19. CNA Insurance Companies 38,469 104.28% 115.28%
20. Harleysville Insurance 37,175 94.09% 71.92%
Source: 2008 Best’s State/Line (P/C Lines) – P/C, US, Contains data compiled as of April 20, 2008.
Eastern Insurance Holdings, Inc.

August 8, 2008

Indiana Workers’ Compensation Market
Share (Top 20)
(dollars in thousands)
2007 Gross
Written
Premium
Five Year
Average Loss
Ratio
Three Year
Average Loss
Ratio
1. Liberty Mutual Insurance Company $   127,953 55.17% 49.97%
2. American International Group 74,629 64.11% 71.28%
3. Travelers Insurance Companies 57,204 59.37% 51.15%
4. Zurich Financial Services 44,230 59.11% 63.25%
5. Accident Fund Group 42,049 58.04% 58.00%
6. Cincinnati Insurance Companies 30,181 71.48% 71.99%
7. Auto-Owners Insurance Group 28,191 71.98% 70.96%
8. Hartford Insurance Group 24,123 56.88% 73.81%
9. Amerisure Companies 19,639 50.51% 50.23%
10. AmCOMP Group 18,864 68.11% 61.85%
11. QBE Americas Group 17,474 65.41% 70.16%
12. W. R. Berkley Group 15,474 61.24% 66.01%
13. ACE INA Group 14,101 38.41% 24.85%
14. United Farm Bureau of Indiana Group 13,172 56.08% 58.21%
15. FCCI Insurance Group 12,948 65.73% 62.15%
16. CNA Insurance Companies 12,352 72.45% 85.34%
17. Old Republic General Insurance Group 12,273 78.10% 85.05%
18. ACUITY A Mutual Insurance Company 10,995 62.02% 55.55%
19. Chubb Group of Insurance Companies 10,489 47.82% 49.74%
20. Employers Security Insurance Company 9,706 26.53% 41.51%
Source: 2008 Best’s State/Line (P/C Lines) – P/C, US, Contains data compiled as of April 20, 2008.
Eastern Insurance Holdings, Inc.

August 8, 2008

Eastern Insurance Holdings, Inc.
Employers Security Holding Company and Subsidiaries
Historical GAAP Consolidated Financial Results
2,900 2,900 3,500 4,000 4,500 Debt
43.0% 34.9% 25.5% 20.7% 30.0% Return on average shareholders’ equity
28.5% 20.0% 11.4% 7.3% 8.1%
Return on average shareholders’ equity and debt
For years ended December 31
($ in thousands) 2004 2005 2006 2007
June 30,
2008
Premiums earned $         5,013 $        7,156 $       8,100 $      9,133 $     4,570
Total revenue 5,725 8,282 9,152 10,176 5,089
Total expenses 5,070 7,323 7,770 8,007 3,241
Income before taxes 655 959 1,382 2,168 1,848
Income taxes 124 476 613 674 618
Net income $            531 $           483 $          770 $      1,494 $     1,230
Selected Balance Sheet Data
Total cash and investments $       13,242 $      13,908 $     14,606 $    17,194 $   18,023
Total assets 22,030 23,566 24,524 25,096 26,554
Total liabilities 19,989 20,940 21,119 19,939 20,258
Total shareholders’ equity 2,042 2,626 3,405 5,157 6,296
GAAP Ratios
Loss Ratio 53.6% 65.8% 57.6% 52.5% 34.6%
Expense Ratio 47.5% 36.5% 38.3% 35.2% 36.3%
Combined Ratio 101.1% 102.3% 95.9% 87.7% 70.9%

August 8, 2008

Strong, Clean, Simple Balance Sheet
68% of December 31, 2007 assets are in
cash and invested assets
High credit quality
No subprime / Alt A
Excellent collection history on premiums
receivable
Strong reinsurer security
Unpaid losses and loss adjustment expense
Reserves recorded at high end of actuarial range
History of favorable loss reserve development

August 8, 2008 11 Eastern Insurance Holdings, Inc. Review of Proposed Transaction Structure

August 8, 2008

Eastern Insurance Holdings, Inc.
Summary of Significant Terms
Post closing, Employers Security Insurance
Company will be a wholly-owned subsidiary of Global
Alliance Holdings, Ltd., d/b/a Eastern Alliance
Insurance Group
Transaction value is approximately $14.9 million
Approximate $12.0 million in cash purchase price to be
reconciled to actual changes in shareholders equity
from June 30, 2008 to calendar month immediately
preceding closing
Assumption of $2.9 million in debt
Multiple to total capitalization = 1.59
Purchase price multiple of earnings of 7.9 times for
2007

August 8, 2008

Eastern Insurance Holdings, Inc.
Proposed EIHI Organizational
Structure
Eastern Insurance Holdings, Inc.
(Registrant)
Eastern Life & Health Insurance Company
(Pennsylvania Business Corporation)
100% owned
Eastern Holding Company Ltd.
(Pennsylvania Business Corporation)
100% owned
Eastern Services Corporation
(Pennsylvania Business Corporation)
100% owned
Global Alliance Holdings Ltd.
d/b/a Eastern Alliance Insurance Group
(Pennsylvania Business Corporation)
100% owned
Employers Security Insurance Company
(Indiana Business Corporation)
100% owned
Eastern Advantage Assurance Company
(Pennsylvania Business Corporation)
100% owned
Eastern Alliance Insurance Co.
(Pennsylvania Business Corporation)
100% owned
Allied Eastern Indemnity Co.
(Pennsylvania Business Corporation)
100% owned
Employers Alliance, Inc.
(Pennsylvania Business Corporation)
100% owned
Affinity Management Services
(Indiana Business Corporation)
100% owned
Eastern Re Ltd., S.P.C.
(Cayman Island Stock Insurance Company)
100% owned
Segregated Portfolio Cells

August 8, 2008

Proposed Reinsurance Pooling
Agreement
ESIC will enter into a reinsurance
pooling agreement with the currently
existing EAIG workers’ compensation
insurance entities
Obtained pooled rating from A.M. Best
Company of “A-”for Eastern Alliance
Insurance Group, including ESIC
A.M. Best Company press release
issued August 7, 2008
Eastern Insurance Holdings, Inc.

August 8, 2008 15 Eastern Insurance Holdings, Inc. Transaction Benefits

August 8, 2008

Eastern Insurance Holdings, Inc.
Benefits of Transaction to EIHI
Immediately accretive to EIHI’s 2008 EPS and ROE
Strong, clean, simple balance sheet
“Bolt-on” transaction
Proven financial and operational performance
Acquisition of a leveragable workers’ compensation
platform that provides geographic diversification
Indiana has a favorable workers’ compensation
environment
Dedicated ESIC management team intimately familiar
with target demographics
Strong, stable agency relationships